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                                                                 EXHIBIT  10.16

                                 THIRD AMENDMENT
                                       TO
                  REVOLVING CREDIT AGREEMENT AND LIMITED WAIVER

      Third Amendment and Limited Waiver dated as of December 16, 2003 to Revolving Credit Agreement (the "THIRD AMENDMENT"), by and among WATTS REGULATOR CO., a Massachusetts corporation (the "DOMESTIC BORROWER"), WATTS INDUSTRIES EUROPE B.V., a private company with limited liability organized under the laws of The Netherlands (the "FOREIGN BORROWER", and together with the Domestic Borrower, the "BORROWERS" and each individually, a "BORROWER"), and FLEET NATIONAL BANK and the other lending institutions listed on SCHEDULE 1 to the Credit Agreement (as hereinafter defined) (the "LENDERS"), amending certain provisions of the Revolving Credit Agreement dated as of February 28, 2002 (as amended and in effect from time to time, the "CREDIT AGREEMENT") by and among the WATTS WATER TECHNOLOGIES, INC. (F/K/A WATTS INDUSTRIES, INC.), a Delaware corporation (the "PARENT"), the Borrowers, the Lenders, and FLEET NATIONAL BANK in its capacity as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

      WHEREAS, the Borrowers and the Lenders have agreed to modify certain terms and conditions of the Credit Agreement and waive certain terms of the Credit Agreement, in each case as specifically set forth in this Third Amendment;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      SECTION 1. AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT. Section 1 of the Credit Agreement is hereby amended by inserting the following definitions in the following alphabetical order:

            DECEMBER CLASS A OFFERING. That certain Equity Issuance consisting of the underwritten public offering of approximately 4,600,000 shares of the Parent's Class A common stock consummated on or about December 16, 2003 pursuant to which the Parent received Net Cash Equity Issuance Proceeds of approximately $82,400,000.

            WATTS FLOWMATIC. Watts Flowmatic, Inc., a Delaware corporation and wholly-owned Subsidiary of the Domestic Borrower.

      SECTION 2. AMENDMENT TO SECTION 3 OF THE CREDIT AGREEMENT. Section 3.2.2(b) of the Credit Agreement is hereby amended by inserting immediately after the words "Net Cash Equity

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Issuance Proceeds in excess of $50,000,000 from Equity Issuances" a comma and the words "other than the Net Cash Equity Issuance Proceeds received in connection with the December Class A Offering".

      SECTION 3. AMENDMENT TO SECTION 7 OF THE CREDIT AGREEMENT. Section 7.15 of the Credit Agreement is hereby amended by inserting immediately at the end of the first sentence thereof a semicolon and the words "PROVIDED, HOWEVER, notwithstanding the foregoing, the Parent shall not be required to cause Watts Flowmatic to become a Guarantor hereunder, and otherwise comply with the provisions of this Section 7.15(a), until February 15, 2004".

      SECTION 4. LIMITED WAIVER. Pursuant to Section 7.14 of the Credit Agreement, if, after the Closing Date, the Parent or any of its Subsidiaries creates or acquires, either directly or indirectly, any Subsidiary, it will promptly (but in any event no later than five (5) days after such creation or acquisition) notify the Administrative Agent of such creation or acquisition, as the case may be, and provide the Administrative Agent and the Lenders with an updated SCHEDULE 6.18(a) thereto. Martin Orgee UK Ltd. became a Subsidiary on April 18, 2003, Giuliani Anello S.r.l became a Subsidiary on July 30, 2003, and Watts Flowmatic became a Subsidiary on November 19, 2003 (each such event being hereinafter referred to as a "SUBSIDIARY CREATION EVENT" and the date on which such Subsidiary became a Subsidiary being hereinafter referred to as a "SUBSIDIARY CREATION DATE"). To the extent the Parent or any Subsidiary failed to notify the Administrative Agent and the Lenders of each such creation or acquisition as required by Section 7.14 of the Credit Agreement and failed to provide the Administrative Agent and the Lenders with an updated SCHEDULE 6.18(a), the Administrative Agent and the Lenders hereby waive such notice and delivery requirements of Section 7.14 of the Credit Agreement, retroactive to each applicable Subsidiary Creation Date, but only as it pertains to each such Subsidiary Creation Event (and not any other creation or acquisition of any other Subsidiary) and only to the extent that the Administrative Agent receive the updated SCHEDULE 6.18(a) referred to in Section 5 below. Nothing contained herein shall be construed as a willingness on the part of the Administrative Agent or the Lenders to grant any similar waivers in the future.

      SECTION 5. CONDITIONS TO EFFECTIVENESS. This Third Amendment shall not become effective until the Administrative Agent receives the following:

      (a) a counterpart of this Third Amendment, executed by the Borrowers, the Required Lenders and the Guarantors; and

      (b) an updated Schedule 6.18(a), which schedule accurately reflects all Subsidiaries of the Parent, together with the jurisdiction of incorporation/formation and principal place of business or registered office of each such Subsidiary.

      SECTION 6. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in [Section]6 of the Credit Agreement (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), PROVIDED, that all references therein to the Credit Agreement shall refer to such Credit

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Agreement as amended hereby. In addition, each Borrower hereby represents and warrants that the execution and delivery by such Borrower of this Third Amendment and the performance by such Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the authority of such Borrower and have been duly authorized by all necessary action on the part of such Borrower.

      SECTION 7. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement , the other Loan Documents (which, for the avoidance of doubt, shall included the Guaranties) and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Third Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

      SECTION 8. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrowers or any rights of the Administrative Agent or the Lenders consequent thereon.

      SECTION 9. COUNTERPARTS. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

      SECTION 10. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).


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      IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as a document under seal as of the date first above written.

                     WATTS REGULATOR CO.


                     By: /s/ WILLIAM C. MCCARTNEY
                         ------------------------------------
                            Name: William C. McCartney
                            Title:  Chief Financial Officer

                     WATTS INDUSTRIES EUROPE B.V.


                     By: /s/ JOHAN VAN KOUTERIK
                         ------------------------------------
                            Name: Johan van Kouterik
                            Title:  Finance Director

                     FLEET NATIONAL BANK


                     By: /s/ CHRISTOPHER J. WICKLES
                         ------------------------------------
                            Name: Christopher J. Wickles
                            Title:  Director

                     BANK OF AMERICA, N.A.


                     By: /s/ JONATHAN M. PHILLIPS
                         ------------------------------------
                            Name: Jonathan M. Phillips
                            Title:  Vice President

                     CITIZENS BANK OF MASSACHUSETTS


                     By: /s/ STEPHANIE EPKINS
                         ------------------------------------
                            Name: Stephanie Epkins
                            Title:  Vice President


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                     MELLON BANK, N.A.


                     By: _________________________________
                            Name:
                            Title:

                     WACHOVIA BANK, NA SUCCESSOR TO FIRST UNION NATIONAL BANK


                     By: /s/ SARAH T. WARREN
                         ---------------------------------
                            Name: Sarah T. Warren
                            Title:  Director

                     BROWN BROTHERS HARRIMAN & CO.


                     By: ________________________________
                            Name:
                            Title:

                     JPMORGAN CHASE BANK

                     By: /s/ A. NEIL SWEENEY
                         --------------------------------
                            Name: A. Neil Sweeney
                            Title:  Vice President

                     KEYBANK NATIONAL ASSOCIATION

                     By: /s/ THOMAS J. PURCELL
                         --------------------------------
                            Name: Thomas J. Purcell
                            Title:  Senior Vice President

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                            RATIFICATION OF GUARANTY

         Each of the undersigned guarantors (the "GUARANTORS") hereby acknowledges and consents to the foregoing Third Amendment as of December 16, 2003, and agrees that each of (a) the Guaranty dated as of February 28, 2002 from the Parent and each Domestic Subsidiary; (b) the Guaranty dated as of February 28, 2002 from Watts Ocean B.V.; (c) the Guaranty dated as of February 28, 2002 from Watts Cazzaniga Spa; (d) the Guaranty dated as of April 22, 2002 from Watts Intermes Srl and (e) the Guaranty dated as of June 30, 2002 from Hunter Innovations, Inc. remains in full force and effect, and each such Guarantor confirms and ratifies all of its obligations thereunder.

                      WATTS WATER TECHNOLOGIES, INC.


                      By: /s/ WILLIAM C. MCCARTNEY
                             Title: Chief Financial Officer

                      WATTS PREMIER, INC.


                      By: /s/ WILLIAM C. MCCARTNEY
                          ----------------------------------
                             Title:

                      WATTS SPACEMAKER, INC.


                      By: /s/ WILLIAM C. MCCARTNEY
                          ----------------------------------
                             Title:

                      WATTS RADIANT, INC.


                      By: /s/ WILLIAM C. MCCARTNEY
                          ----------------------------------
                             Title:

                      ANDERSON-BARROWS METALS CORPORATION


                      By: /s/ WILLIAM C. MCCARTNEY
                          ----------------------------------
                             Title:

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                      WATTS DRAINAGE PRODUCTS, INC.


                      By: /s/ WILLIAM C. MCCARTNEY
                          ----------------------------------
                              Title:

                       WEBSTER VALVE, INC.


                       By: /s/ WILLIAM C. MCCARTNEY
                           ----------------------------------
                              Title:

                       WATTS DISTRIBUTION COMPANY, INC.


                       By: /s/ WILLIAM C. MCCARTNEY
                           ----------------------------------
                              Title:

                       JAMECO INDUSTRIES, INC.


                       By: /s/ WILLIAM C. MCCARTNEY
                           ----------------------------------
                              Title:


                       WATTS OCEAN B.V.


                       By: /s/ JOHAN VAN KOUTERIK
                           ----------------------------------
                              Title: Director


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                       WATTS CAZZANIGA SPA


                       By: /s/ JOHAN VAN KOUTERIK
                           ----------------------------------
                              Title:  Director

                       WATTS INTERMES SRL


                       By: /s/ JOHAN VAN KOUTERIK
                           ----------------------------------
                              Title:  Director


                       HUNTER INNOVATIONS, INC.

                       By: /s/ WILLIAM C. MCCARTNEY
                           ----------------------------------
                              Title:

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